                            SCHEDULE 14A INFORMATION
                 REVOCATION STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (SUPPLEMENT NO. 2)

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
         (Revocation of Consent Statement)      Commission Only
                                                (as permitted by Rule
                                                14a-6(e)(2))

     [ ] Definitive Proxy Statement
         (Revocation of Consent Statement)

     [X] Definitive Additional Materials

     [X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transactions:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

Great Western Logo

                                                                  March 19, 1997

Dear Great Western Stockholder:

     We are pleased to report that Great Western and Washington Mutual continue to move forward rapidly with the merger of our two great financial institutions. Last week, necessary filings were made with the Securities and Exchange Commission, and we are looking forward to a stockholder vote on the merger within the next few months.

     In unanimously approving our strategic business combination with Washington Mutual, your Board of Directors acted rationally and responsibly, and achieved LITERALLY HUNDREDS OF MILLIONS OF DOLLARS OF ADDITIONAL VALUE for Great Western stockholders.

     Nevertheless, H. F. Ahmanson & Company continues to seek to solicit your consent in support of a variety of resolutions and By-law amendments being proposed by Ahmanson. These proposals, individually and in the aggregate, are designed to pressure Great Western's Board and limit its flexibility in responding to Ahmanson and its unsolicited merger proposals.

     PUT SIMPLY, THESE RESOLUTIONS AND BY-LAW AMENDMENTS ARE NOT DESIGNED TO BENEFIT YOU AS A STOCKHOLDER OF GREAT WESTERN -- THEY ARE DESIGNED TO BENEFIT AHMANSON AND ITS OWN STOCKHOLDERS.

     When Ahmanson seeks to mask its own self-interest by telling you it knows what is best for you, we ask only that you keep the following in mind:

     - Ahmanson asserts in its soliciting materials that you -- as a Great Western stockholder -- should make your position known to the Board with regard to certain merger-related termination fees. But the fact is that Ahmanson is also intending to solicit proxies at Great Western's annual meeting in favor of a resolution which would give its nominees, if elected to your Board, an ABSOLUTE VETO over these very same termination fees -- NO MATTER WHAT GREAT WESTERN'S STOCKHOLDERS MAY SAY.

     - Ahmanson is pushing for a quick annual meeting in order to pressure you into making what might well be the most important decision you have ever made concerning your investment in Great Western. When Ahmanson tries to dictate the date of your annual meeting, YOU SHOULD BE AWARE THAT IT IS IN AHMANSON'S OWN BEST INTEREST TO DO SO.

     - Not a single one of the By-law amendments that Ahmanson wants you to adopt for Great Western's By-laws appears in Ahmanson's By-laws. IF THESE PROPOSED AMENDMENTS ARE SO GOOD FOR GREAT WESTERN AND YOU, WHY AREN'T THEY ALSO GOOD FOR AHMANSON AND ITS OWN STOCKHOLDERS?

     There are important decisions to be made in the coming weeks that will clearly impact the value of your Great Western stock. Your Board has a fiduciary duty to you, and has discharged that duty in an exemplary manner. Ahmanson, on the other hand, has absolutely no duty or responsibility to you.

     As discussed in the accompanying supplement to the revocation statement, on March 17, 1997, Ahmanson revised its merger proposal for Great Western. We will be communicating with you regarding Ahmanson's revised proposal after your Board has considered it.

     Your Board strongly urges you not to sign any consent card sent to you by Ahmanson. Please discard Ahmanson's white consent card. ACT TODAY TO PROTECT YOUR INVESTMENT BY SIGNING, DATING AND MAILING THE ENCLOSED BLUE CONSENT REVOCATION CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                Sincerely,

        John F. Maher Signature          James F. Montgomery
                                         Signature
        John F. Maher                    James F. Montgomery
        President and Chief              Chairman of the Board
        Executive Officer

             If you have any questions, please call our solicitor:
                         Georgeson & Company Inc. Logo
                          CALL TOLL FREE: 800-223-2064
                      Banks and Brokers call: 212-440-9800

                               SECOND SUPPLEMENT
                                       TO
                        REVOCATION OF CONSENT STATEMENT
                                       OF
                      GREAT WESTERN FINANCIAL CORPORATION
                               ------------------
                     SOLICITATION OF REVOCATIONS OF CONSENT
                     BY BOARD OF DIRECTORS IN OPPOSITION TO
                            H. F. AHMANSON & COMPANY
                               ------------------

                                 MARCH 19, 1997

     This Second Supplement (this "Second Supplement") to the Revocation of Consent Statement is being furnished by the Board of Directors (the "Board") of Great Western Financial Corporation ("Great Western") to the holders of outstanding shares of Great Western's common stock, par value $1.00 per share ("Common Stock"), in opposition to the solicitation (the "Ahmanson Solicitation") by H. F. Ahmanson & Company ("Ahmanson") of written consents from the stockholders of Great Western. This Second Supplement amends and supplements, to the extent set forth herein, the Revocation of Consent Statement of Great Western, dated March 4, 1997, as supplemented by the Supplement to the Revocation of Consent Statement of Great Western, dated March 6, 1997 (collectively, the "Revocation Statement"). Capitalized terms used in this Second Supplement and not otherwise defined in this Second Supplement shall have the respective meanings assigned to such terms in the Revocation Statement. This Second Supplement is first being mailed to Great Western stockholders on or about March 20, 1997.

                       AHMANSON SOLICITATION RECORD DATE

     As previously announced, on March 3, 1997, the Board fixed the close of business on March 13, 1997 as the record date for the five original Ahmanson proposals described in Great Western's Revocation of Consent Statement dated March 4, 1997 (the "Original Ahmanson Proposals"). On March 13, 1997, there were 137,839,037 shares of Common Stock outstanding. As discussed below, on March 17, 1997, Ahmanson withdrew Proposals 1 and 2 of the Original Ahmanson Proposals and commenced a solicitation of consents for two new proposals (the "New Ahmanson Proposals"). Under Great Western's By-laws, any stockholder of Great Western seeking to have Great Western's stockholders authorize or take corporate action by written consent must, by written notice to Great Western's Secretary, request that the Board fix a record date. The Board is then required, within ten days after the date on which such request is received, to adopt a resolution fixing the record date. Under Section 213 of the DGCL and Section 11 of Great Western's By-laws, the record date must be within ten days of the date of the resolution fixing the record date. As of March 18, 1997, Great Western had not received a request from Ahmanson to fix a record date with respect to the two New Ahmanson Proposals.

            RECENT DEVELOPMENTS -- REVISED AHMANSON MERGER PROPOSAL

     On March 17, 1997, Ahmanson announced that the Ahmanson Merger Proposal had been revised (as so revised, the "Revised Ahmanson Merger Proposal") pursuant to which each outstanding share of Common Stock would be converted into between
1.10 and 1.20 shares of Ahmanson common stock. The exchange ratio would be determined by dividing $50 by the average closing price of Ahmanson common shares for the 20 trading days preceding the approval, if any, of the Revised Ahmanson Merger Proposal, if implemented, by the Office of Thrift Supervision. The Board and Great Western's management, with the assistance of its advisors, will review the Revised Ahmanson Merger Proposal. As of the close of business on March 18, 1997, the market price of Ahmanson's common stock was $39 per share and, based on such market price, the indicated value of the Revised Ahmanson Merger Proposal was $46.80 per share of Common Stock.

                 RECENT DEVELOPMENTS -- NEW AHMANSON PROPOSALS

     On March 17, 1997, Ahmanson withdrew the existing Proposals 1 and 2 of the Original Ahmanson Proposals and commenced a solicitation of consents for the New Ahmanson Proposals. Each of the New Ahmanson Proposals is a non-binding advisory resolution. The New Ahmanson Proposals read in their entirety as follows:

     NEW AHMANSON PROPOSAL 1:

     "RESOLVED, that the stockholders of Great Western Financial Corporation ("Great Western") urge the Great Western Board of Directors (the "Great Western Board"), if requested by H. F. Ahmanson & Company ("Ahmanson") or any other person making a bona fide and concrete merger proposal, to provide all nonpublic information given to Washington Mutual, Inc. to Ahmanson or such other person and to participate in discussions and negotiations with, and consider each and every bona fide and concrete merger proposal made by, Ahmanson or such other person and otherwise to facilitate any effort or attempt by Ahmanson or such other person to make or implement a merger proposal in order to maximize stockholder value. Furthermore, in evaluating any merger proposal, the Great Western Board shall take into account the potential that the Great Western stockholders will receive a substantial portion of the value of the cost savings resulting from a merger with Ahmanson or, if applicable, such other person."

     NEW AHMANSON PROPOSAL 2:

     "RESOLVED, that the stockholders of Great Western Financial Corporation ("Great Western") urge the Great Western Board of Directors (the "Great Western Board") not to grant, without the prior approval of a majority of the stockholders of Great Western having voting power, third party break-up fees, stock options, "crown jewel" options or other lock-up arrangements in connection with an "Acquisition Transaction" as hereinafter defined, unless such agreement contains a provision ensuring that the aggregate value of all such break up fees, stock options, "crown jewel" options and other lock-up arrangements can never exceed $100,000,000; "Acquisition Transaction" means any merger, consolidation or similar transaction involving, or any purchase of all or any substantial portion of the assets, deposits or any equity securities of, Great Western or any of its subsidiaries."

     The Board continues to oppose efforts by Ahmanson to pressure the Board or limit its flexibility in responding to the Revised Ahmanson Merger Proposal and taking such actions that the Board believes to be in the best interests of Great Western and its stockholders. The Board believes that its actions since the announcement of the Ahmanson Merger Proposal on February 18, 1997 have had positive impact upon Great Western and its stockholders and has achieved literally hundreds of millions of dollars of additional value for Great Western stockholders. Consequently, the Board opposes the Ahmanson Consent Solicitation, including the New Ahmanson Proposals, as being unnecessary and coercive. The Board has acted and will continue to act in a manner it believes to be best for Great Western and its stockholders.

                   RECENT DEVELOPMENTS -- CERTAIN LITIGATION

     On March 7, 1997, Ahmanson filed a Motion for Leave to File Amended and Supplemental Complaint against Great Western and its directors (the "Ahmanson Supplemental Complaint") in the Court of Chancery of the State of Delaware. In addition to the allegations made in the Ahmanson Complaint, the Ahmanson Supplemental Complaint further alleges, among other things, that: (i) the defendants have failed to create a level playing field by discriminatorily favoring other potential bidders to the exclusion of Ahmanson and by entering into its Merger Agreement with Washington Mutual, Inc. ("Washington Mutual");
(ii) the defendants have actively and unlawfully sought to thwart its stockholders from exercising certain of their rights for the purpose of entrenchment; (iii) the defendants have failed to find the best value reasonably available; and (iv) the defendants have irreparably harmed Ahmanson by depriving it of the unique opportunity to acquire Great Western. Consequently, Ahmanson seeks additional declaratory and injunctive relief enjoining Great Western and the individual defendants from, among other things, discriminating against Ahmanson, delaying Great Western's annual meeting of stockholders, or taking steps to consummate the Merger or other transactions with Washington Mutual.

     On March 14, 1997, a complaint (an "Additional Complaint") was filed against Great Western and its directors in the Court of Chancery of the State of Delaware by Marcel Ullman and Joseph Sonnenberg. The Additional Complaint was brought on behalf of the plaintiffs, individually, and as a purported class action on behalf of all stockholders of Great Western. The Additional Complaint alleges, among other things, that the defendants are violating their fiduciary duties owed to the stockholders of Great Western by failing to hold an auction of Great Western, failing to negotiate the acquisition of Great Western with all interested parties, and failing to provide a level playing field through the use of a termination fee in the Merger Agreement and employment of a stockholders' rights plan. The plaintiffs generally seek: (i) an order declaring that the action may be maintained as a class action; (ii) an order that the defendants carry out their fiduciary duties and requiring them to respond in good faith to all bona fide potential acquirors of Great Western; (iii) an order preliminarily and permanently enjoining implementation of the Rights Plan; (iv) an order rescinding the severance agreements to be paid to the defendants and the termination fee to be made to Washington Mutual; and (v) the costs and disbursements of the action and such other and further relief as may be just and proper. Great Western and its directors deny the operative allegations of the Additional Complaint; however, an answer has not yet been filed and discovery has not yet commenced.

     On March 18, 1997, Fred T. Isquith, Harry Lewis, Bernd Bildstein, Charles Uttenreither, and Emil Schachter filed an Amended Class Action Complaint against Great Western and its directors in the Court of Chancery of the State of Delaware (the "Amended Class Action Complaint"). The Amended Class Action Complaint alleges, among other things, that: (i) the individual defendants are violating their fiduciary duties owed to plaintiffs and other members of the class with respect to the Revised Ahmanson Merger Proposal; (ii) the individual defendants have violated their fiduciary duties with respect to certain actions taken in connection with the proposed merger between Great Western and Washington Mutual; and (iii) the individual defendants are acting to entrench themselves by favoring Washington Mutual at the expense and to the detriment of the public stockholders of Great Western. The plaintiffs seek judgments: (i) declaring that the action is a proper class action and certifying plaintiffs as class representatives; (ii) ordering the individual defendants to announce their intention with respect to certain matters relating to, among other things, the maximization of stockholder value and the employment of the Rights Plan; (iii) enjoining any transaction between Great Western and Washington Mutual which does not maximize stockholder value; (iv) declaring the approval of the fee to be paid to Washington Mutual in the event that the Merger Agreement is terminated to be a breach of fiduciary duty and rescinding it; (v) ordering the individual defendants, jointly and severally, to account to plaintiffs and the class for all damages suffered as a result of the acts and transactions alleged in the Amended Class Action Complaint; and (vi) awarding plaintiffs the costs and disbursements of the action and granting such other and further relief as may be just and proper. Great Western and its directors deny the operative allegations of the Amended Class Action Complaint; however, an answer has not yet been filed and discovery has not yet commenced.

     Great Western and its directors intend to vigorously defend the claims in the Ahmanson Complaint, the Ahmanson Supplemental Complaint, the Complaints, the Additional Complaints and the Amended Class Action Complaint.

     On March 17, 1997, Great Western and Ahmanson notified the Court of Chancery of the State of Delaware that, in light of Ahmanson's withdrawal of the previously proposed By-law relating to termination fees (i.e., Proposal 2 of the Original Ahmanson Proposals) and the commencement of Ahmanson's solicitation in support of a new non-binding advisory resolution relating to termination fees (i.e., Proposal 2 of the New Ahmanson Proposals), Great Western's motion for partial summary judgment, relating to the original Proposal 2, had become moot and, accordingly, no hearing or relief on the motion was necessary.

                  ADDITIONAL PARTICIPANTS IN THE SOLICITATION

     Great Western has retained Goldman, Sachs & Co. ("Goldman Sachs") and Merrill Lynch & Co. ("Merrill Lynch") to act as its financial advisors in connection with the Merger, as well as the Ahmanson Merger Proposal, for which they received and may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, Great Western has agreed to indemnify Goldman Sachs and

Merrill Lynch and certain persons related to them against certain liabilities, including certain liabilities under the federal securities laws, arising out of their engagement. Great Western anticipates that certain employees of each of Goldman Sachs and Merrill Lynch may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are Great Western stockholders for the purpose of assisting in the solicitation of the revocation of consents. Neither Goldman Sachs nor Merrill Lynch will receive any additional fee in connection with such soliciting activities by their respective employees, apart from the fees and expenses each of them is otherwise entitled to receive as described above. Each of Goldman Sachs and Merrill Lynch is an investment banking firm that provides a full range of financial services for institutional and individual clients. Neither Goldman Sachs nor Merrill Lynch admits that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation, or that
Schedule 14A requires the disclosure of certain information concerning Goldman Sachs and Merrill Lynch. In the normal course of their respective businesses Goldman Sachs and Merrill Lynch regularly buy and sell securities issued by Great Western and its affiliates ("Great Western Securities") and Washington Mutual and its affiliates ("Washington Mutual Securities") for its own account and for the accounts of its customers, which transactions may result from time to time in Goldman Sachs and its associates and Merrill Lynch and its associates having a net "long" or net "short" position in Great Western Securities, Washington Mutual Securities, or option contracts with other derivatives in or relating to Great Western Securities or Washington Mutual Securities. As of March 14, 1997, Goldman Sachs held positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 9,669 of Great Western's common shares; (ii) net "long" $1 million of Great Western's deposit notes; and (iii) net "long" 1,980 of Washington Mutual's preferred stock. As of March 14, 1997, Merrill Lynch had positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 8,800 of Great Western's common shares; (ii) net "long" of 1,775 shares of Great Western's 8.30% preferred stock; and (iii) net "long" 1,527 of Washington Mutual's common shares.

     Great Western also anticipates that certain employees of Washington Mutual may communicate in person, by telephone or otherwise with Great Western stockholders for the purpose of assisting in the revocation of consents. These efforts would be in furtherance of Washington Mutual's effort to consummate the Merger. Neither Washington Mutual nor Washington Mutual's employees will be compensated by Great Western in connection with such solicitation activities.

     Washington Mutual has retained Lehman Brothers Inc. ("Lehman Brothers") to act as its financial advisor in connection with the Merger for which it received and may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, Washington Mutual has agreed to indemnify Lehman Brothers and certain persons related to it against certain liabilities, including certain liabilities under the federal securities laws, arising out of its engagement. Washington Mutual anticipates that certain employees of Lehman Brothers may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are Great Western stockholders for the purpose of assisting in the solicitation of the revocation of consents. Lehman Brothers will not receive any additional fee in connection with such soliciting activities by its employees, apart from the fees and expenses it is otherwise entitled to receive as described above. Lehman Brothers is an investment banking firm that provides a full range of financial services for institutional and individual clients. Lehman Brothers does not admit that it or any of its directors, officers or employees is a "participant" as defined in
Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation, or that Schedule 14A requires the disclosure of certain information concerning Lehman Brothers. In the normal course of its business Lehman Brothers regularly buys and sells Washington Mutual Securities and Great Western Securities for its own account and for the accounts of its customers, which transactions may result from time to time in Lehman Brothers and its associates having a net "long" or net "short" position in Washington Mutual Securities, Great Western Securities or option contracts with other derivatives in or relating to Washington Mutual Securities or Great Western Securities. As of March 14, 1997, Lehman Brothers held positions in Washington Mutual Securities and Great Western Securities as principal as follows: (i) net "short" 124 of Washington Mutual's common shares; and (ii) net "short" 3,327 of Great Western's common shares.

     Additional information concerning these additional participants in the solicitation of the revocation of consents is listed in Schedule A.

                                    *  *  *

     GREAT WESTERN'S BOARD OF DIRECTORS CONTINUES TO OPPOSE ALL OF AHMANSON'S CONSENT PROPOSALS AND URGES YOU NOT TO SIGN THE WHITE CONSENT CARD SENT TO YOU BY AHMANSON.

     EVEN IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED AHMANSON'S WHITE CONSENT CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE. WE URGE YOU TO SIGN, DATE AND MAIL THE BLUE CONSENT REVOCATION CARD SENT TO YOU BY THE GREAT WESTERN BOARD. IF YOU HAVE NOT ALREADY DONE SO, PLEASE RETURN THE BLUE CONSENT REVOCATION CARD TODAY.

                                    *  *  *

                                                     J. LANCE ERIKSON, SECRETARY

                             ADDITIONAL INFORMATION

     If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE Consent Revocation card with respect to your shares and only after receiving your specific instructions. Please contact the person responsible for your account at your brokerage firm, bank nominee or other institution and give instructions to revoke their consent to Ahmanson's Consent Proposals by executing the BLUE consent card today.

     Do not sign any white consent card you may receive from Ahmanson. If you have any questions about giving your revocation of consent or require any assistance, please call:

                         Georgeson & Company Inc. Logo

                               WALL STREET PLAZA
                            NEW YORK, NEW YORK 10005

                         CALL TOLL FREE: (800) 223-2064

                  BANKS & BROKERS CALL COLLECT: (212) 440-9800

                                                                      SCHEDULE A

                     INFORMATION CONCERNING CERTAIN PERSONS
                     WHO MAY SOLICIT REVOCATION OF CONSENTS

                        REPRESENTATIVES OF GREAT WESTERN

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
          John Mahoney...........................................   Vice President
          Todd Owens.............................................   Associate
          Andrea Vittorelli......................................   Associate

Goldman, Sachs & Co.
333 South Grand Avenue
Los Angeles, California 90071
          Joe Wender.............................................   Managing Director
          Andy Gordon............................................   Vice President

Merrill Lynch & Co.
250 Vesey Street
World Financial Center
North Tower -- 25th Floor
New York, New York 10281
          Herb Lurie.............................................   Managing Director
          Louis S. Wolfe.........................................   Managing Director
          Paul Wetzel............................................   Managing Director
          John Esposito..........................................   Vice President
          Kavita Gupta...........................................   Associate

Merrill Lynch & Co.
10900 Wilshire Boulevard, Suite 900
Los Angeles, California 90024
          Frank V. McMahon.......................................   Director
          Alex Sun...............................................   Vice President
          Christopher Del-Moral Niles............................   Associate

                               WASHINGTON MUTUAL

     Unless otherwise indicated, the principal occupation refers to such person's position with Washington Mutual and the business address is Washington Mutual, Inc., 1201 Third Avenue, Seattle, Washington 98101. None of the directors, executive officers, or other employees of Washington Mutual who may solicit revocation of consents own any shares of Great Western Common Stock.

                                   DIRECTORS

NAME                         BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------    ------------------------    ------------------------------------
Douglas P. Beighle.......    7755 E. Marginal Way        Senior Vice President, The Boeing
                             Seattle, WA 98104           Company

David Bonderman..........    201 Main Street             A principal and general partner of
                             Suite 2420                  TPG, L.P., an investment entity
                             Fort Worth, Texas 76102

Herbert M. Bridge........    2901 Third Avenue           Retired
                             Seattle, WA 98121

J. Taylor Crandall.......    2460 Sand Hill Road         Chief Financial Officer and Vice
                             Suite 300                   President, Keystone, Inc.
                             Menlo Park, CA 94025

Roger H. Eigsti..........    SAFECO Plaza T22            Chairman and Chief Executive
                             4333 Brooklyn Avenue NE     Officer, SAFECO Corporation
                             22nd Floor
                             Seattle, WA 98185

John W. Ellis............    411 -- 108th Avenue, NE     Chairman and Chief Executive
                             OBC-15                      Officer, Baseball Club of Seattle,
                             Bellevue, WA 98009          Inc.
Daniel J. Evans..........    1111 Third Avenue           Chairman of Daniel J. Evans
                             Suite 3400                  Associates, an environmental
                             Seattle, WA 98101           consulting firm

Anne V. Farrell..........    425 Pike Street             President and Chief Executive
                             Suite 510                   Officer, The Seattle Foundation
                             Seattle, WA 98101

William P. Gerberding....    Box 351380                  Retired, former President of the
                             Seattle, WA 98195-1380      University of Washington

Kerry K. Killinger.......    1201 Third Avenue           Chairman, President and Chief
                             Suite 1501                  Executive Officer
                             Seattle, WA 98101

Samuel B. McKinney.......    1634 -- 19th Avenue         Senior Pastor, Mount Zion Baptist
                             Seattle, WA 98122           Church

Michael K. Murphy........    E 511 Broadway              Chairman, President and Chief
                             Spokane, WA 99212           Executive Officer, CPM Development
                                                         Corporation

Louis H. Pepper..........    1201 Third Avenue           Retired
                             Suite 1501
                             Seattle, WA 98101

NAME                         BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------    ------------------------    ------------------------------------
William G. Reed, Jr......    1201 Third Avenue           Chairman, Simpson Investment Company
                             49th Floor
                             Seattle, WA 98101-3009

James E. Stever..........    1600 Seventh Avenue         Retired, former Executive Vice
                             Room 1801                   President -- Public Policy, US West,
                             Seattle, WA 98191           Inc.

                               EXECUTIVE OFFICERS

NAME                         BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------    ------------------------    ------------------------------------
Lee Lannoye..............    1201 Third Avenue           Executive Vice President
                             No. 1501
                             Seattle, WA 98101

William A. Longbrake.....    1201 Third Avenue           Executive Vice President
                             No. 1501                    and Chief Financial Officer
                             Seattle, WA 98101

Deanna W. Oppenheimer....    1201 Third Avenue           Executive Vice President
                             No. 1501
                             Seattle, WA 98101
Craig E. Tall............    1201 Third Avenue           Executive Vice President
                             No. 1501
                             Seattle, WA 98101

S. Liane Wilson..........    1201 Third Avenue           Executive Vice President
                             No. 1501
                             Seattle, WA 98101

                                   MANAGEMENT

NAME                         PRINCIPAL OCCUPATION
-------------------------    ---------------------------------------------------------------
Karen Christensen........    Senior Vice President
JoAnn DeGrande...........    Vice President
William Ehrlich..........    Vice President
James B. Fitzgerald......    Senior Vice President
Marc Kittner.............    Senior Vice President
Douglas G. Wisdorf.......    Deputy Chief Financial Officer,
                             Senior Vice President and Controller

                      REPRESENTATIVES OF WASHINGTON MUTUAL

Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285
          Steven B. Wolitzer...........................................  Managing Director
          Sanjiv Sobti.................................................  Senior Vice President
          Craig P. Sweeney.............................................  Associate

Lehman Brothers Inc.
601 South Figueroa Street, Suite 4425
Los Angeles, California 90017
          Philip R. Erlanger...........................................  Managing Director
          David J. Kim.................................................  Vice President
          Daniel A. Trznadel...........................................  Associate

                                 *     *     *

    Great Western Financial Corporation ("Great Western") and certain other persons named below may be deemed to be participants in the solicitation of proxies in connection with the merger of Great Western and a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual") pursuant to which each outstanding share of Great Western common stock would be converted into 0.9 shares of Washington Mutual common stock (the "Merger"). The participants in this solicitation may include the directors of Great Western (James F. Montgomery, John F. Maher, Dr. David Alexander, H. Frederick Christie, Stephen
E. Frank, John V. Giovenco, Firmin A. Gryp, Enrique Hernandez, Jr., Charles D. Miller, Dr. Alberta E. Siegel and Willis B. Wood, Jr.); the following executive officers of Great Western: J. Lance Erikson, Carl F. Geuther, Michael M. Pappas,
A. William Schenck III, Ray W. Sims and Jaynie M. Studenmund; and the following other members of management of Great Western: Stephen F. Adams, Bruce F. Antenberg, Barry R. Barkley, Ian D. Campbell, Charles Coleman, Allen D. Meadows and John A. Trotter (collectively, the "Great Western Participants"). As of the date of this communication, James F. Montgomery and John F. Maher beneficially owned 605,488 shares and 611,762 shares of Great Western common stock, respectively (including shares subject to stock options exercisable within 60 days). The remaining Great Western Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Great Western's equity securities.

    Great Western has retained Goldman, Sachs & Co. ("Goldman Sachs") and Merrill Lynch & Co. ("Merrill Lynch") to act as its financial advisors in connection with the Merger, as well as the merger proposal by H. F. Ahmanson & Company, for which they received and may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, Great Western has agreed to indemnify Goldman Sachs and Merrill Lynch and certain persons related to them against certain liabilities, including certain liabilities under the federal securities laws, arising out of their engagement. Each of Goldman Sachs and Merrill Lynch is an investment banking firm that provides a full range of financial services for institutional and individual clients. Neither Goldman Sachs nor Merrill Lynch admits that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation, or that
Schedule 14A requires the disclosure of certain information concerning Goldman Sachs and Merrill Lynch. In connection with Goldman Sachs's role as financial advisor to Great Western, Goldman Sachs and the following investment banking employees of Goldman Sachs may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Great Western: Joe Wender, John Mahoney, Andy Gordon, Todd Owens and Andrea Vittorelli. In connection with Merrill Lynch's role as financial advisor to Great Western, Merrill Lynch and the following investment banking employees of Merrill Lynch may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Great Western: Herb Lurie, Louis S. Wolfe, Paul Wetzel, Frank V. McMahon, John Esposito, Alex Sun, Christopher Del-Moral Niles and Kavita Gupta. In the normal course of their respective businesses Goldman Sachs and Merrill Lynch regularly buy and sell securities issued by Great Western and its affiliates ("Great Western Securities") and Washington Mutual and its affiliates ("Washington Mutual Securities") for its own account and for the accounts of its customers, which transactions may result from time to time in Goldman Sachs and its associates and Merrill Lynch and its associates having a net "long" or net "short" position in Great Western Securities, Washington Mutual Securities, or option contracts with other derivatives in or relating to Great Western Securities or Washington Mutual Securities. As of March 14, 1997, Goldman Sachs held positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 9,669 of Great Western's common shares;
(ii) net "long" $1 million of Great Western's deposit notes; and (iii) net "long" 1,980 of Washington Mutual's preferred stock. As of March 14, 1997, Merrill Lynch had positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 8,800 of Great Western's common shares; (ii) net "long" of 1,775 shares of Great Western's 8.30% preferred stock; and (iii) net "long" 1,527 of Washington Mutual's common shares.

    Other participants in the solicitation include Washington Mutual and may include the directors of Washington Mutual (Douglas P. Beighle, David Bonderman, Herbert M. Bridge, J. Taylor Crandall, Roger H. Eigsti, John W. Ellis, Daniel J. Evans, Anne V. Farrell, William P. Gerberding, Kerry K. Killinger, Samuel B. McKinney, Michael K. Murphy, Louis H. Pepper, William G. Reed, Jr. and James E. Stever); the following executive officers of Washington Mutual: Lee Lannoye, William A. Longbrake, Deanna W. Oppenheimer, Craig E. Tall and S. Liane Wilson; and the following other members of management of Washington Mutual: Karen Christensen, JoAnn DeGrande, William Ehrlich, James B. Fitzgerald, Marc Kittner and Douglas G. Wisdorf (collectively, the "Washington Mutual Participants"). As of the date of this communication, David Bonderman, J. Taylor Crandall and Kerry
K. Killinger beneficially owned 1,894,141 shares, 6,549,755 shares and 1,044,224 shares of Washington Mutual common stock, respectively. The remaining Washington Mutual Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Washington Mutual's equity securities. The Washington Mutual Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Great Western's equity securities.

    Washington Mutual has retained Lehman Brothers Inc. ("Lehman Brothers") to act as its financial advisor in connection with the Merger for which it received and may receive substantial fees as well as reimbursement of reasonable out-of-pocket expenses. In addition, Washington Mutual has agreed to indemnify Lehman Brothers and certain persons related to it against certain liabilities, including certain liabilities under the federal securities laws, arising out of its engagement. Lehman Brothers is an investment banking firm that provides a full range of financial services for institutional and individual clients. Lehman Brothers does not admit that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation, or that
Schedule 14A requires the disclosure of certain information concerning Lehman Brothers. In connection with Lehman Brothers' role as financial advisor to Washington Mutual, Lehman Brothers and the following investment banking employees of Lehman Brothers may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Washington Mutual and Great Western: Steven B. Wolitzer, Philip R. Erlanger, Sanjiv Sobti, David J. Kim, Craig P. Sweeney and Daniel A. Trznadel. In the normal course of its business Lehman Brothers regularly buys and sells Washington Mutual Securities and Great Western Securities for its own account and for the account of its customers, which transactions may result from time to time in Lehman Brothers and its associates having a net "long" or net "short" position in Washington Mutual Securities, Great Western Securities or option contracts with other derivatives in or relating to Washington Mutual Securities or Great Western Securities. As of March 14, 1997, Lehman Brothers had positions in Washington Mutual Securities and Great Western Securities as principal as follows: (i) net "short" 124 of Washington Mutual's common shares; and (ii) net "short" 3,327 of Great Western's common shares.

                      GREAT WESTERN FINANCIAL CORPORATION

              THIS REVOCATION OF CONSENT IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                      GREAT WESTERN FINANCIAL CORPORATION
                      IN OPPOSITION TO THE SOLICITATION BY
                            H. F. AHMANSON & COMPANY

     The undersigned, a holder of shares of Common Stock, par value $1.00 per share (the "Common Stock"), of Great Western Financial Corporation ("Great Western"), acting with respect to all of the shares of Common Stock held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the following proposals:

     THE BOARD OF DIRECTORS OF GREAT WESTERN FINANCIAL CORPORATION RECOMMENDS THAT YOU "REVOKE CONSENT." PLEASE SIGN, DATE AND MAIL THIS CONSENT REVOCATION CARD TODAY.

AHMANSON PROPOSAL 1: Non-binding advisory resolution regarding the consideration of merger proposals. (For complete text, see Proposal 1 in the Second Supplement to Great Western's Revocation Statement.)

       [ ] REVOKE CONSENT      [ ] DO NOT REVOKE CONSENT      [ ] ABSTAIN

AHMANSON PROPOSAL 2: Non-binding advisory resolution regarding grant of lock-up or certain other similar arrangements with a value in excess of $100,000,000. (For complete text, see Proposal 2 in the Second Supplement to Great Western's Revocation Statement.)

       [ ] REVOKE CONSENT      [ ] DO NOT REVOKE CONSENT      [ ] ABSTAIN

                                                       (continued on other side)

AHMANSON PROPOSAL 3: By-law amendment compelling the annual meeting of stockholders to be held each year on the fourth Tuesday in April, or on a date within 14 days thereof. (For complete text, see Proposal 3 in Great Western's Revocation Statement dated March 4, 1997.)

       [ ] REVOKE CONSENT      [ ] DO NOT REVOKE CONSENT      [ ] ABSTAIN

AHMANSON PROPOSAL 4: By-law amendment preventing the presiding officer from adjourning any stockholder meeting at which a quorum is present unless all business properly brought before such meeting has been acted upon by the stockholders. (For complete text, see Proposal 4 in Great Western's Revocation Statement dated March 4, 1997.)

       [ ] REVOKE CONSENT      [ ] DO NOT REVOKE CONSENT      [ ] ABSTAIN

AHMANSON PROPOSAL 5: By-law amendment providing that any of the By-law amendments adopted pursuant to Ahmanson's Consent Solicitation may not be subsequently amended without the majority approval of Great Western's stockholders. (For complete text, see Proposal 5 in Great Western's Revocation Statement dated March 4, 1997.)

       [ ] REVOKE CONSENT      [ ] DO NOT REVOKE CONSENT      [ ] ABSTAIN

     IF NO DIRECTION IS MADE, THIS REVOCATION CARD WILL BE DEEMED TO REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN.
                                           Please sign your name below exactly
                                           as it appears hereon. If shares are
                                           held jointly, each stockholder should
                                           sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such. If a corporation, please sign
                                           in full corporate name by president
                                           or other authorized officer. If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.

                                           Date:                          , 1997

                                             -----------------------------------

                                           Signature:

                                               ---------------------------------

                                           Title:

                                             -----------------------------------

                                           Signature (if held jointly):

                                                     ---------------------------

                                           Title:

                                             -----------------------------------

         PLEASE SIGN, DATE AND RETURN THIS CONSENT REVOCATION PROMPTLY.